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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):                 JUNE 9, 2000
                                                     --------------------------

                          TRANSKARYOTIC THERAPIES, INC.
              ----------------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
              -----------------------------------------------------

                 (State or Other Jurisdiction of Incorporation)

               000-21481                                  04-3027191
         -----------------------               ---------------------------------
         (Commission File Number)              (IRS Employer Identification No.)


         195 ALBANY STREET, CAMBRIDGE, MASSACHUSETTS                    02139
         ----------------------------------------------------------------------
         (Address of Principal Executive Offices)                     (Zip Code)


                                  (617)349-0200
          ---------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
          ---------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           OTHER EVENTS.
                   ---------------
         On June 9, 2000, Transkaryotic Therapies, Inc. (the "Registrant") sold 9,000 shares of the Registrant's Series A Convertible Preferred Stock, $0.01 par value per share, for an aggregate price of $90,000,000 to investment funds affiliated with E.M. Warburg, Pincus & Co., L.L.C. (collectively, "Warburg Pincus") pursuant to a Stock Purchase Agreement, dated as of May 18, 2000 (the "Purchase Agreement"), Under the terms of the Purchase Agreement, the 9,000 shares of Series A Convertible Preferred Stock shall convert into approximately 3,213,000 shares of the Registrant's common stock, $0.01 par value per share, at a conversion price of $28.00 per share.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2000

                                            TRANSKARYOTIC THERAPIES, INC.
                                               (Registrant)




                                            BY: /s/ Daniel E. Geffken
                                               ------------------------------
                                                    Daniel E. Geffken
                                                    Vice President, Finance and
                                                    Chief Financial Officer






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